EXHIBIT 32.1
                                                                    ------------

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of MM2 Group, Inc. (the "Company") on Form 10-KSB for the year ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Meller, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                      /s/ Mark Meller
                                       ----------------------------------------
                                      Mark Meller
                                      President
                                      Chief Executive Officer
                                      Chief Financial Officer
                                      October 14, 2008